Exhibit 10.7



                             AMENDMENT NO. 1 TO THE
                  HUGHES SUPPLY, INC. 1997 EXECUTIVE STOCK PLAN
                  ---------------------------------------------

         The Hughes Supply, Inc. 1997 Executive Stock Plan ("Plan") is hereby amended, pursuant to Section 13 thereof, as follows:

         1. The first sentence of Section 3 of the Plan is deleted in its entirety and the following new first sentence of Section 3 is substituted therefor:

         There shall be 1,750,000 shares of Stock reserved for use under this Plan.

         2. The second sentence of Section 8.1 of the Plan is deleted in its entirety and the following new second sentence of Section 8.1 is substituted therefor:

         However, no more than 875,000 shares of Stock shall be granted as Restricted Stock from the shares otherwise available for grants under this Plan.

         3. If there shall be any inconsistency between the provisions of this Amendment and the provisions of the Plan, this Amendment shall control. This Amendment shall become effective upon the date this Amendment is approved by the stockholders of the Company. Except as hereby amended, the Plan shall continue in full force and effect.

Dated:  ______________, 2000


                                                     HUGHES SUPPLY, INC.


                                                     By:________________________

                                                     Title:_____________________

ATTEST:

By:______________________

Title:___________________

         [CORPORATE SEAL]